UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): March 22, 2022

NEW CONCEPT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-08187	75-2399477
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 300 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 972-407-8400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	GBR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company []

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[]

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Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On March 22, 2022, New Concept Energy, Inc. (“GBR” or the “Company”) announced its operational results for the quarter ended December 31, 2021. A copy of the announcement is attached as Exhibit “99.1.”

The information furnished pursuant to Item 2.02 in this Form 8-K, including Exhibit “99.1” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

The following exhibit is furnished with this Report:

Exhibit Designation	Description of Exhibit
99.1*	Press Release, dated March 22, 2022

       _________________________

* Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 24, 2022

NEW CONCEPT ENERGY, INC.

By:	/s/ Gene S. Bertcher
Gene S. Bertcher
Chairman of the Board, President,
Chief Executive Officer and Chief
Financial Officer

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Exhibit "99.1"

NEWS RELEASE FOR IMMEDIATE RELEASE	Contact: New Concept Energy Inc. Investor Relations Gene Bertcher, (800) 400-6407 info@newconceptenergy.com

New Concept Energy, Inc. Reports Fourth Quarter and Full Year 2021 Results

Dallas (March 22, 2022) New Concept Energy, Inc. (NYSE American: GBR), (the “Company” or “NCE”) a Dallas-based company, today reported Results of Operations for the fourth quarter and the full year ended December 31, 2021.

During the three months ended December 31, 2021 the Company reported a net loss from continuing operations of $49,000 compared to a net loss from continuing operations of $32,000 for the same period ended December 31, 2020.

For the full year ended December 31, 2021 the Company reported net income of $70,000 compared to a net loss from continuing operations of $52,000 for the same period ended December 31, 2020. In August 2020, the Company sold its oil and gas operation and recorded a gain of $1,968,000 which has been reflected as discontinued operations.

Fiscal 2021 as compared to 2020

Revenues: Total revenues from rent for the leased property was $101,000 in 2021 and 2020.

Operating Expenses: Operating expenses for the real estate property was $77,000 in 2021 and $72,000 in 2020. General and administrative expenses were $360,000 in 2021 and $396,000 in 2020.

Interest Income: Interest Income was $220,000 in 2021 as compared to $242,000 in 2020. The decrease was due to the reduction in the principal balance outstanding due to payments received.

Other Income: Other income was $191,000 in 2021 which is an income tax refund for prior years of $91,000 and $100,000 from the sale of a receivable that had been fully reserved in prior years. Other income was $85,000 in 2020 which is principally an income tax refund for prior years.

Discontinued Operations: During the first nine months of 2020 the Company recorded a net loss from its oil and gas operations of $170,000. In August 2020, the Company sold the oil and gas operation and recorded a gain of $2,138,000.

About New Concept Energy, Inc.

New Concept Energy, Inc. is a Dallas-based company which owns 190 acres of land located in Parkersburg, West Virginia. Located on the land are four structures totaling approximately 53,000 square feet. For more information, visit the Company’s website at www.newconceptenergy.com.

Contact:

New Concept Energy, Inc.

Gene Bertcher, (800) 400-6407

info@newconceptenergy.com

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NEW CONCEPT ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(amounts in thousands)
	December 31,
	2021	2020
Assets

Current assets
Cash and cash equivalents	$252	$27
Current portion note receivable (including $3,560 and $3,631 in 2021 and 2020 from related parties)	3,560	3,683
Other current assets	—	92
Total current assets	3,812	3,802

Property and equipment, net of depreciation
Land, buildings and equipment	643	656

Note Receivable	—	153

Total assets	$4,455	$4,611

The accompanying notes are an integral part of these consolidated financial statements.

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NEW CONCEPT ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - CONTINUED
(amounts in thousands, except share amounts)

	December 31,
	2021	2020
Liabilities and stockholders' equity

Current liabilities
Accounts payable - trade (including $3 and $55 in 2021 and 2020 due to related parties)	$28	$80
Accrued expenses	32	32
Current portion of long term debt	—	52
Total current liabilities	60	164

Long-term debt
Notes payable less current portion	—	122

Liabilities of assets held for sale	—	—

Total liabilities	60	286

Stockholders' equity
Series B convertible preferred stock, $10 par value, liquidation value of $100 authorized 100 shares, issued and outstanding one share	1	1
Common stock, $.01 par value; authorized, 100,000,000 shares; issued and outstanding, 5,131,934 shares at December 31, 2021 and 2020	51	51
Additional paid-in capital	63,579	63,579
Accumulated deficit	(59,236)	(59,306)
Total stockholders’ equity	4,395	4,325

Total liabilities & stockholders' equity	$4,455	$4,611

The accompanying notes are an integral part of these consolidated financial statements.

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NEW CONCEPT ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Year Ended December 31,
	2021	2020	2019
Revenue
Rent	$101	$101	$98
Total Revenues	101	101	98

Operating expenses
Operating Expenses	77	72	61
Corporate general and administrative	360	396	418
Total Operating Expenses	437	468	479
Operating loss	(336)	(367)	(381)

Other income (expense)
Interest income (including $212 and $226 for the year ended 2021 and 2020 from related parties)	220	242	257
Interest expense	(5)	(12)	(15)
Other income (expense), net	191	85	199
	406	315	441

Net income (loss) from continuing operations	70	(52)	60

Net income (loss) from discontinued operations
Gain (loss) from discontinued operations	—	(170)	(2,412)
Gain from Disposal of oil and gas operations	—	2,138	—
	—	1,968	(2,412)

Net income (loss) applicable to common shares	$70	$1,916	$(2,352)

Net income (loss) per common share-basic and diluted	$0.01	$0.37	$(0.46)

Weighted average common and equivalent shares outstanding - basic	5,132	5,132	5,132

The accompanying notes are an integral part of these consolidated financial statements.